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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2003



                            HARKEN ENERGY CORPORATION

             (Exact name of registrant as specified in its charter)

         Delaware                    1-10262                    13-2841597
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)


         580 WestLake Park Boulevard, Suite 600
                    Houston, Texas                            77079
        (Address of principal executive offices)           (ZIP Code)


       Registrant's telephone number, including area code: (281) 504-4000

   Former Name or Former Address, if Changed Since Last Report: Not applicable

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Item 5. Other Events

     On March 18, 2003, Harken Energy Corporation (the "Company") issued $3,410,000 in principal amount of 7% Senior Convertible Notes due 2007, Series G (the "7% Note"), and a promissory note in principal amount of $1,705,000 due September 1, 2003 (the "Promissory Note") to Waverley Investments Limited ("Waverley") in exchange for 17,050 shares of the Company's Series G-1 convertible preferred stock owned by Perry Limited, an affiliate of Waverley, and $3,410,000 in cash.

     For additional information, please see the 7% Note and the Promissory Note attached as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

     Exhibit
     Number                                   Description

     10.1         --       7% Senior Convertible Note due 2007, Series G by
                           Harken Energy Corporation payable to Waverley
                           Investments Limited in the principal amount of $3,410,000, dated March 18, 2003.

     10.2         --       Promissory  note by Harken  Energy  Corporation
                           payable to Waverley Investments Limited in the principal amount of $1,705,000, dated March 18, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Harken Energy Corporation

Date: March 18, 2003                 By: /s/ Anna M. Williams
                                         ---------------------------------------
                                         Anna M. Williams
                                         Executive Vice President and Chief
                                         Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number                                   Description

     10.1         --       7% Senior Convertible Note due 2007, Series G by
                           Harken Energy Corporation payable to Waverley
                           Investments Limited in the principal amount of $3,410,000, dated March 18, 2003.

     10.2         --       Promissory  note by Harken  Energy  Corporation
                           payable to Waverley Investments Limited in the principal amount of $1,705,000, dated March 18, 2003.